UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12
GAIN CAPITAL HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on July 7, 2017.

GAIN CAPITAL HOLDINGS, INC.

 Meeting Information

Meeting Type: Annual Meeting
For holders as of: May 10, 2017
Date: July 7, 2017 Time: 11:00 A.M.
Location:  Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/gcap2017AM.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/gcap2017AM and be sure to have the information that is printed in the box marked by the arrow -->[XXXX XXXX XXXX] (located on the following page).

GAIN CAPITAL HOLDINGS, INC. C/O BROADRIDGE 1717 ARCH STREET, SUITE 1300 PHILADELPHIA, PA 19103

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

- Before You Vote -
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT	ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow [XXXX XXXX XXXX] (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) By INTERNET	www.proxyvote.com
2) By TELEPHONE	1-800-579-1639
3) By E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank email with the information that is printed in the box marked by the arrow [XXXX XXXX XXXX] (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 25, 2017 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods
SCAN TO
VIEW MATERIALS & VOTE

Vote By Internet:
Before The Meeting:

Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above.  Have the information that is printed in the box marked by the arrow [XXXX XXXX XXXX] (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/gcap2017AM.  Have the information that is printed in the box marked by the arrow [XXXX XXXX XXXX] (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:
1. Election of Directors:

Nominees:
01) Peter Quick
02) Glenn H. Stevens
03) Thomas Bevilacqua
2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2017.
3. To approve, on an advisory basis, the Company's named executive officer compensation.

The Board of Directors recommends you vote 3 years on the following proposal:
4. Advisory vote on the frequency of the advisory vote on executive compensation.

5. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.